As filed with the Securities and Exchange Commission on March 10, 2022

Investment Company Act File No. 811-[_____]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM N-2
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.
___________________
INNOVATION ACCESS FUND
(Exact Name of Registrant as Specified in Charter)
350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 716-6840
(Registrant’s Telephone Number, including Area Code)
___________________

Jennifer Shufro
SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017 s
(Name and Address of Agent for Service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement of Innovation Access Fund (the “Registrant”) has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of beneficial interest of the Registrant (“Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are both (i) “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Shares of the Registrant.

[●], 2022

Offering Memorandum

Shares of Beneficial Interest

Class A Shares

A REGISTRATION STATEMENT TO WHICH THIS MEMORANDUM RELATES HAS BEEN FILED BY INNOVATION ACCESS FUND (“THE FUND”) PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). HOWEVER, SHARES OF BENEFICIAL INTEREST (“SHARES”) OF THE FUND ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), SINCE SUCH SHARES WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY “PUBLIC OFFERING” WITHIN THE MEANING OF SECTION 4(a)(2) OF THE 1933 ACT. INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF REGULATION D UNDER THE 1933 ACT OR IN OTHER PRIVATE PLACEMENT TRANSACTIONS EXEMPT UNDER SECTION 4(a)(2). IN ADDITION, INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE “QUALIFIED CLIENTS” WITHIN THE MEANING OF THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SHARES. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS AN ILLIQUID INVESTMENT. INVESTORS HAVE NO RIGHT TO REQUIRE THE FUND TO REDEEM THEIR SHARES.

The Fund is a newly-organized Delaware statutory trust that is registered under the 1940 Act, as a non-diversified closed-end management investment company. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in securities of private “Innovation Companies.” For these purposes, “Innovation Companies” include U.S. or foreign companies which the Adviser believes, at the time of investment, can innovate or grow rapidly compared to their competitors and that are expected to be positively impacted by technological innovation. The Fund expects to focus on equity securities of Innovation Companies, including common and preferred stock and other securities having equity characteristics such as convertible debt securities, warrants, options and other rights. The Fund invests in privately-offered securities through direct investments in private companies or through secondary transactions in such private securities. Although the Fund does not expect to make new investments in publicly-traded securities, the Fund may receive and hold such securities in connection with a portfolio company’s initial public offering or its merger with or acquisition by a publicly-traded company. Investments are typically sourced through the Adviser’s network of relationships, including venture capital firms and other entrepreneurs. Pending the investment of the proceeds pursuant to the Fund’s investment objective, the Fund may invest its assets, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. Delays in investing the Fund’s assets may occur because of the time typically required to identify and complete transactions in securities of private companies (which may be considerable). The Fund may not achieve its investment objective during such periods in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. Depending upon market conditions and the availability of investment opportunities, the Fund may also utilize leverage as part of its investment strategy, through direct borrowings (using a credit facility or otherwise), with such borrowings not to exceed 33 ⅓ percent of the Fund’s total assets (after taking into account any such borrowings). (See “Borrowings.”)

Investors do not have the right to require the Fund to repurchase their shares of beneficial interest during the life of the Fund, and the Fund will not be required to provide liquidity to shareholders, through periodic written tender offers or otherwise. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with the Distributor or a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred with the Adviser’s prior written consent to persons who are “Eligible Investors” (as described on page iii).

This offering memorandum (the “Offering Memorandum”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Offering Memorandum carefully and to retain it for future reference. A statement of additional information (“SAI”) dated [●], 2022, as it may be supplemented, containing additional information about the Fund, is incorporated by reference in its entirety into this Offering Memorandum. You may request a free copy of the SAI (the table of contents of which is on page [●] of this Offering Memorandum), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to Innovation Access Fund, 350 Madison Avenue, 20th Floor, New York, NY 10017 or by calling collect [●].

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE [●].)

This Offering Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum. Prospective investors should not rely on any information not contained in this Offering Memorandum or the appendices hereto.

(CONTINUED FROM COVER PAGE)

This Offering Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the shares of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its shares and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Offering Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares are speculative and illiquid securities involving substantial risk of loss. The shares are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop. Shares will not be redeemable at an investor’s sole option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her shares. The Adviser or an affiliate of the Adviser may serve as the initial investor in the Fund. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s shares or passed upon the adequacy of the disclosure in this Offering Memorandum. Any representation to the contrary is a criminal offense.

BREAKWATER GROUP DISTRIBUTION SERVICES, LLC

Distributor

(CONTINUED FROM COVER PAGE)

____________________

Class A Shares
Total Offering Amount (1)	$[●]
Maximum Sales Load (2)	[●]%
Minimum Sales Load (1)(2)	0.00%
Proceeds to the Fund (maximum)	$[●]
Proceeds to the Fund (minimum)	$[●]
(1)	The minimum initial investment in the Fund by an investor is $[●], and the minimum subsequent investment must be at least $[●].
(2)	Class A share investors may be charged a sales load up to a maximum of [●]% on the purchase price of Class A shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering – Plan of Distribution.”) Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. Any applicable sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

In addition, Selling Agents (defined below) are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent. In addition, the Distributor (as defined below) or the Adviser may pay additional selling compensation to Selling Agents of up to [●]% of the purchase price of Class A Shares.

Breakwater Group Distribution Services, LLC (“Breakwater” or the “Distributor”) serves as distributor of the Fund’s shares on a best efforts basis. Pursuant to the terms of its distribution agreement with the Fund, the Distributor may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time and to reject, in its sole discretion in whole or in part, any order from an individual offeree or class of offerees. Shares of the Fund are offered for purchase once a month at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Distributor prior to the close of business (normally 5 p.m. Eastern Time) on the day of the month specified by the Distributor (typically the last business day of the month) in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time purchase orders received in proper form and not rejected by or on behalf of the Fund will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund intends to offer its shares on a monthly basis at net asset value through June 1, 2026, which period may be shortened or extended in the Fund’s sole discretion.

Pursuant to the distribution agreement, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued and paid monthly in an amount not to exceed, (i) with respect to ongoing distribution fees [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund and (ii) with respect to ongoing shareholder servicing fees [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund.

Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that (i) they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence), or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended and (ii) that they are an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act - such an “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million (together, an “Eligible Investor”), as described more fully herein. In order to purchase shares, a prospective investor must be an Eligible Investor and submit a completed investor certification to the Distributor or a Selling Agent prior to the Closing Time. (A form of investor certification is included in Appendix A to this Offering Memorandum, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Shares typically may only be purchased through, and with funds drawn on, an investor’s brokerage account with the Distributor or Selling Agent. Additional information regarding the process for buying shares is set forth under “The Offering — Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

(CONTINUED FROM INSIDE FRONT COVER)

Investors do not have the right to require the Fund to repurchase their shares during the life of the Fund, and the Fund will not be required to provide liquidity to shareholders, through periodic written tender offers or otherwise. Shares are subject to transfer restrictions, including a requirement that shares typically must be held in the investor’s account with the Distributor or a Selling Agent and, except for certain circumstances, may only be transferred with the Adviser’s prior written consent to persons who are Eligible Investors. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of [●]% of the Fund’s monthly gross assets less the amount of cash and cash equivalents held by the Fund (the “Management Fee”). For these purposes only, in calculating “gross assets,” securities of portfolio companies that are not publicly traded shall be valued at the lower of cost or the then-current fair value of the securities, while publicly-traded securities shall be valued at their then-current market value. Under the Advisory Agreement, the Fund is also subject to a performance based incentive fee (the “Incentive Fee”) which will be calculated as of the date of each distribution made by the Fund (a “Distribution Date”) and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of the aggregate dollar amount of all capital invested (and reinvested) by investors into the Fund since the Fund’s inception (“Returned Investor Capital”).

The Incentive Fee shall equal [●]% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date.

In addition, the Adviser will waive the Management Fee for the first twelve months of the Fund’s operations.

The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. (See “Principal Risk Factors —Incentive Fee Risk.”) The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies. (See “Fees and Expenses — Management Fee” and “Fees and Expenses — Incentive Fee.”)

TO ALL INVESTORS

This offering memorandum (the “Offering Memorandum”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum. Prospective investors should rely only on information contained in this Offering Memorandum and the Fund’s statement of additional information. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Offering Memorandum carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of the Fund with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

v

TABLE OF CONTENTS

SUMMARY OF TERMS	1

SUMMARY OF FUND EXPENSES	11

PRINCIPAL RISK FACTORS	13

ADDITIONAL RISK FACTORS	22

THE FUND	24

USE OF PROCEEDS	24

INVESTMENT PROGRAM	25

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS	26

PERFORMANCE INFORMATION	28

MANAGEMENT OF THE FUND	28

FEES AND EXPENSES	29

THE OFFERING	31

DESCRIPTION OF SHARES	32

CERTAIN TAX MATTERS	32

INVESTOR QUALIFICATIONS AND SUITABILITY	33

CALCULATION OF NET ASSET VALUE	34

DISTRIBUTION POLICY	35

CONFLICTS OF INTEREST	36

GENERAL INFORMATION	38

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	39

APPENDIX A: FORM OF INVESTOR CERTIFICATION	A-1

APPENDIX B: PORTFOLIO MANAGER PERFORMANCE INFORMATION	B-1

SUMMARY OF TERMS

In making an investment decision, an investor must rely upon his, her or its own examination of Innovation Access Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this offering memorandum (the “Offering Memorandum”). An investor should review the entire Offering Memorandum and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund	The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund is only offered to investors that are: (i) “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) and (ii) “qualified clients” within the meaning of the 1940 Act (together, an “Eligible Investor”). The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that shares will be sold in private placements, and will be subject to restrictions on transfer.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to achieve maximum capital appreciation.

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in securities of private “Innovation Companies.” For these purposes, “Innovation Companies” include U.S. or foreign companies which the Adviser believes, at the time of investment, can innovate or grow rapidly compared to their competitors and that are expected to be positively impacted by technological innovation. Also for these purposes, “under normal circumstances” assumes the Fund is substantially invested in portfolio investments, other than in cash or cash-related instruments (such as U.S. Treasury obligations or money market funds), which may not be the case for a year or more following the Fund’s launch. The Fund expects to focus on equity securities of Innovation Companies, including common and preferred stock and other securities having equity characteristics such as convertible debt securities, warrants, options and other rights.

The Fund invests in privately-offered securities through direct investments in private companies or through secondary transactions in such private securities. Although the Fund does not expect to make new investments in publicly-traded securities, the Fund may receive and hold such securities in connection with a portfolio company’s initial public offering or its merger with or acquisition by a publicly-traded company.

In implementing the Fund’s investment strategy, the Adviser expects to utilize a bottom-up, fundamentally driven, research intensive process, which includes communications with the potential portfolio company, venture capital firms and relevant industry participants. The Adviser generally seeks to identify portfolio companies that are believed to have improving fundamentals and competitive advantages over peers. Investments are typically sourced through the Adviser’s network of relationships, including venture capital firms and other entrepreneurs.

Pending the investment of the proceeds pursuant to the Fund’s investment objective, the Fund may invest its assets, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. Delays in investing the Fund’s assets may occur because of the time typically required to identify and complete transactions in securities of private companies (which may be considerable). The Fund may not achieve its investment objective during such periods in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. (For example, such period is expected to first occur during the Fund’s first year and may reoccur one or more times following the Fund’s launch.)

Depending upon market conditions and the availability of investment opportunities, the Fund may also utilize leverage as part of its investment strategy, through direct borrowings (using a credit facility or otherwise), with such borrowings not to exceed 33 ⅓ percent of the Fund’s total assets (after taking into account any such borrowings). (See “Borrowings.”)

Investments will generally be sold following a portfolio company undergoing an initial public offering or another transaction that results in the Fund’s investment becoming a publicly-traded security (although the Fund may continue to hold such publicly-traded security until the Adviser, in its discretion, determines disposition of such security should be made consistent with advancing the Fund’s investment objectives). Investments may also be disposed as a result of other portfolio company realization events, such as a private sale or merger with a privately-held company.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Non-Principal Investment Practices	There are no limits on the types of securities in which the Fund may take positions, the types of positions it may take, the concentration of its investments in companies, industries or market sectors or subsectors. The Adviser has broad discretion to use any securities trading or investment techniques, whether or not contemplated by the investment strategy described above. From time to time and not as part of its principal strategies, the Fund may also utilize derivatives (such as options, forwards, futures, swaps) or short sales to hedge investments and market exposures of the Fund. In addition, there are inherent limitations in describing any investment strategy due to its complexity, confidentiality and indefinite nature. The Adviser intends to pursue the investment objective described above and will generally follow the outlined investment strategy as long as such strategy is in accordance with the Fund’s investment approaches and may also formulate new approaches to carry out the overall objective of the Fund (i.e., the achievement of maximum capital appreciation).

Term	The Fund does not have a fixed term. The Fund generally expects to make distributions to shareholders after the Fund receives proceeds or distributions from portfolio companies, which the Fund anticipates would begin to occur after calendar year end [2026], although such distributions may begin earlier. The Fund will be liquidated and dissolved after its portfolio investments have all been realized and final distributions to shareholders have been made. While the Fund does not have a fixed term, the Fund expects to make final distributions to shareholders following the realization of all of its investments, which is presently expected to occur by the end of calendar year [2030] (given the presently expected life cycle for Fund investments), but not later than the end of calendar year [2032]. (See “Distribution Policy”)

Borrowings	The Fund is authorized to borrow money for investment purposes. Borrowings by the Fund will not exceed 33 ⅓ percent of the Fund’s total assets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks. The Fund currently expects to employ leverage up to [15] percent of the Fund’s total assets, primarily through direct borrowing from banks and/or prime brokers. (See “Principal Risk Factors — Borrowings & Leverage Risk.”)

Management of the Fund	The Board of Trustees of the Fund (the “Board”) has overall responsibility for the oversight of the management and operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)

The Adviser	The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company, serves as the investment adviser of the Fund. Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser is controlled by Alkeon. The Adviser and Alkeon provide investment advice for certain other investment funds or other accounts (the “Other Accounts”). Alkeon employs its innovation strategy (the “Innovation Strategy”) for the Fund as well as for certain Other Accounts. Alkeon manages the remaining Other Accounts (which, from time to time, include Alkeon’s own proprietary accounts or other accounts or funds that are owned primarily or exclusively by its affiliates, officers, employees or other personnel) using different strategies. Alkeon’s other investment strategies have generally similar investment objectives and may have overlapping positions, but they target different portfolio risk and return characteristics. For a detailed discussion regarding conflicts of interest, see “Conflicts of Interest – Participation in Investment Opportunities”.

Mr. Sparaggis, the Fund’s principal Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. (See “Performance Information.”)

Management Fee & Incentive Fee

In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of [●]% of the Fund’s monthly gross assets less the amount of cash and cash equivalents held by the Fund (the “Management Fee”). For these purposes only, in calculating “gross assets,” securities of portfolio companies that are not publicly traded shall be valued at the lower of cost or the then-current fair value of the securities, while publicly-traded securities shall be valued at their then-current market value. Under the Advisory Agreement, the Fund is also subject to a performance based incentive fee (the “Incentive Fee”) which will be calculated as of the date of each distribution made by the Fund (a “Distribution Date”) and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of the aggregate dollar amount of all capital invested (and reinvested) by investors into the Fund since the Fund’s inception (“Returned Investor Capital”).

The Incentive Fee shall equal [●]% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date.

In addition, the Adviser will waive the Management Fee for the first twelve months of the Fund’s operations.

For accounting purposes only, we are required under GAAP to accrue a theoretical Incentive Fee even if the fee has not yet been earned. The accrual of this theoretical Incentive Fee assumes all unrealized capital gain and loss is realized and that the then-current fair value of all portfolio securities would be distributed in order to reflect a theoretical Incentive Fee that would be payable to the Adviser at each measurement date. It should be noted that a theoretical fee so calculated and accrued would not be payable under the investment advisory agreement, and would not be paid based upon such computation of Incentive Fees in subsequent periods. Amounts actually paid to the Adviser will be consistent with the formula reflected in the investment advisory agreement. (See “Fees and Expenses — Incentive Fee.”)

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Principal Risk Factors —Incentive Fee Risk.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

The Offering

The Fund intends to offer its shares on a monthly basis at net asset value through June 1, 2026, which period may be shortened or extended in the Fund’s sole discretion.

Class A shares are subject to a maximum sales load and a distribution fee not to exceed [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund and a shareholder servicing fee not to exceed [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund (such fees, collectively, the “Distribution and Shareholder Servicing Fees”).

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to [●]% of the purchase price (as described below). In addition, Selling Agents (defined below) are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in the Fund by an investor is [●]. Subsequent investments must be at least [●]. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

The Fund intends to file a request with the SEC for an exemptive order that would allow the Fund to issue additional classes of shares (the “Multi-Class Exemptive Order”). If the requested Multi-Class Exemptive Order is issued, in addition to Class A shares, the Fund currently anticipates offering (i) Class W shares, which would be offered to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund, and (ii) Class I shares, which would be offered to investors making an initial investment exceeding $[●]. Class W shares are currently not expected to be subject to any front-end sales load or ongoing distribution fee, and are currently expected to be subject to a servicing fee not to exceed [●]% (on an annualized basis) of the net asset value of Class W shares. Class I shares are currently not expected to be subject to any front-end sales load, ongoing distribution fee or ongoing servicing fee.

Shares may be purchased through, and with funds drawn on, an investor’s brokerage account. In order to purchase shares, a prospective investor must be an Eligible Investor and submit a completed investor certification to the Distributor or a Selling Agent. (A form of investor certification is included in Appendix A to this Offering Memorandum, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of shares at any time.

Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

Breakwater Group Distribution Services, LLC (“Breakwater” or the “Distributor”) serves as distributor of the shares on a best efforts basis, pursuant to the terms of the Distributor’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. Alkeon, the sole member of the Adviser, is a non-managing member of Breakwater.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Class A shares of up to [●]%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. Any applicable sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent.

In addition, the Distributor (or the Adviser) may pay additional selling compensation to Selling Agents of up to [●]% of the purchase price of Fund shares.

Fund Expenses	The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); interest expenses and other borrowing costs; the fees and expenses of performing research, risk analysis and due diligence, including third party background checks and the expenses of other third party consultants; expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation or related consulting services provided by third parties engaged by or on behalf of the Fund; the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; networking and sub-transfer agency expenses; organizational and offering expenses (including blue sky or other similar jurisdictional registration fees and governmental and self-regulatory agency filing fees); fees and disbursements of any attorneys and accountants engaged by the Fund, including, without limitation, legal costs associated with investments or potential investments not made (i.e., “dead deals”); investor communication expenses; audit and tax preparation fees and expenses; administrative and related trade reconciliation expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

Investor Qualifications

Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that (i) they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence), or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended and (ii) that they are an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act - such an “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million (together, an “Eligible Investor”). (A form of investor certification is included in Appendix A to this Offering Memorandum, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Shares typically may be held only through the Distributor or a Selling Agent.

So long as an investor continues to satisfy the definition of “Eligible Investor” in the then-effective Offering Memorandum of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Eligible Investor” in the Fund’s currently effective Offering Memorandum. However, existing investors who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment. (See “Investor Qualifications and Suitability.”)

Investor Suitability	An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; No Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares. An investment in the Fund is suitable only for investors who have no need for liquidity in their investment. Investors, therefore, must bear the financial risks of this investment for an indefinite period, potentially for the entire life of the Fund.

Withdrawals will not generally be permitted, except to the extent required to comply with applicable laws. Shareholders will not be able to sell, assign, transfer, pledge or otherwise dispose of or encumber all or any of their shares without the prior written consent of the Adviser, which may be withheld in the Adviser’s sole discretion. A shareholder that transfers its shares will be required to bear all costs and expenses (including legal fees) incurred by the Adviser and the Fund in connection with such transfer.

Investors do not have the right to require the Fund to repurchase their shares during the life of the Fund, and the Fund will not be required to provide liquidity to shareholders, through periodic written tender offers or otherwise.

Distribution Policy

Substantially all of the Fund’s realized gains (and any income) earned in a year will be distributed. Beginning after calendar year end [2026], to the extent the Fund realizes a portfolio investment, the Fund expects to also distribute to investors an amount equal to the amount the Fund invested in such portfolio investment (i.e., return of capital) less realized losses (if any) and proceeds retained for operating expenses of the Fund and follow-on investments. Such distributions may occur earlier than calendar year end [2026]. The Fund may reduce or withhold amounts to be distributed by the amount of the fees, expenses and other liabilities, including funding obligations, incurred or anticipated in connection with the realization of portfolio investments.

Through calendar year end [2026], dividends and capital gain distributions to shareholders will be automatically reinvested in the Fund unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Recycling

At the election of the Adviser, the Fund may retain (i.e., not distribute to shareholders) proceeds received by the Fund from realizations of portfolio investments in anticipation of, among other things, fees and expenses of the Fund and follow-on investments.

Through the end of calendar year [2026], the Fund may retain proceeds received from realizations of portfolio investments for reinvestment into new investments.

Proceeds retained by the Fund after calendar year end [2026] will be used primarily to pay the Fund’s operating expenses or to make follow-on investments. Proceeds retained by the Fund will not serve to increase shareholders’ contributed capital to the Fund.

Principal Risk Factors

Investments in private companies involve significant risks, including risk of a total loss of capital. The risks associated with investments in private companies arise from several factors, including but not limited to: limited diversification, the use of leverage, illiquidity and capital calls made on short notice. Further risks include:

General and Investment Risks

●     Market risks—including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market—can affect: (i) the value of the Fund’s investments in portfolio companies, which may become more difficult to value; (ii) the timing of realizations; (iii) the availability of credit; and (iv) the length of time investments are held. In addition, turbulence and reduced liquidity in financial markets may negatively affect portfolio companies, which could adversely affect the Fund.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.  Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by governments and businesses.

●     The Fund’s investment portfolio will consist, in large part, of securities issued by privately held companies, and operating results for such companies in a specified period will be difficult to predict.  Such investments involve a high degree of business and financial risk that can result in substantial losses.

●     The Fund may invest in securities of early-stage venture investments, which may result in or contribute to significant losses to the Fund.

●     The Fund expects to have significant exposure to Innovation Companies and, as a result, securities of companies in the technology sector, which may subject the Fund to greater risk and volatility than if investments had been made in issuers in a broader range of sectors.

●     The Fund’s investments in privately-held portfolio companies are priced in the absence of a readily available market and thus are priced based on determinations of fair value, which are subject to inherent uncertainty and may prove to be inaccurate.

●     The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

●     Warrants and rights may be considered more speculative than certain other types of equity-like securities.

●     The Fund may invest in securities of non-U.S. issuers, including those in emerging markets, thereby exposing the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

●     Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share.

●     In the event that one or more portfolio company investments do not terminate within a timeframe consistent with the Fund’s expectations (i.e., approximately by the end of calendar year 2030 but not later than 2032), the final distribution of Fund assets to investors and the winding up and dissolution of the Fund may be delayed.

●     Following its initial investment in a given portfolio company, the Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all or any of such investments.

●     The Fund may receive from a portfolio company an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

●     The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty.  No assurance can be given that the Adviser will be able to complete attractive investments, or that it will be able to invest fully the total capital contributed by shareholders. The Fund is registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

●     The Fund will depend on the Adviser’s ability to select, allocate and reallocate effectively the Fund’s assets and on portfolio company management teams with respect to the operations and performance of its portfolio companies. The success of the Fund is thus substantially dependent on the Adviser and portfolio companies and their continued employment of certain respective key personnel. The Fund has not fully identified the potential investments that it will make with capital contributed by Fund shareholders.  It may take a significant amount of time to draw down fully this capital and the capital may not be fully drawn.

●     Investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors.

●     Pending the investment of the proceeds pursuant to the Fund’s investment objective, the Fund may invest its assets, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. Delays in investing the Fund’s assets may occur because of the time typically required to identify and complete transactions in securities of private companies (which may be considerable). The Fund may not achieve its investment objective during such periods in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. (For example, such period is expected to first occur during the Fund’s first year and may reoccur one or more times following the Fund’s launch.)

There are additional risks associated with the Fund’s closed-end investment company structure and the Fund’s fee structure:

Structural Risks

●     The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because distribution amounts in excess of Returned Investor Capital (on which the Incentive Fee is based) are calculated on an overall basis allocated equally to each outstanding share. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all shares.

●     Investors do not have the right to require the Fund to redeem their shares during the life of the Fund. The Fund is a highly illiquid, long-term investment, and is suitable only for investors who have no need for liquidity in their investment. The Fund’s shares are not, and are not anticipated to be, listed on any securities exchange or traded in any other market and are subject to substantial limitations on transferability and redemption.

●     The Fund will have a limited or no performance history that investors can use to evaluate the Fund’s investment performance. In addition, portfolio companies in which the Fund may invest may be newly organized and have limited or no operating histories upon which to evaluate their performance.

●     The Fund is a non-diversified fund, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

●     The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) but will be subject to corporate-level income tax on all of its income if it fails to so qualify. It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded the Fund or an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. (See “Taxation” below.)

●     The Adviser may face conflicts of interest.

In light of the foregoing risks, an investment in shares of the Fund should be considered a highly speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. (See “Principal Risk Factors” and “Additional Risk Factors” for a more complete description of the risk factors to which the Fund is subject.)

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Conflicts of Interest	The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage, some of which have generally similar investment strategies, give rise to conflicts of interest that may disadvantage the Fund. (See “Conflicts of Interest.”)

Valuation

The value of the net assets of each class of shares of the Fund is determined as of the last business day of each month as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Fund values any securities for which market quotations are “readily available” at market value. All other securities (which are expected to comprise substantially all of the Fund’s investments) and other assets are valued at “fair value” as determined in good faith by the Board. The Board has approved procedures pursuant to which the Fund will value its investments. The Board has assigned to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments, subject to the requirements of the 1940 Act and the rules promulgated thereunder.

With respect to valuation of portfolio investments in private securities (i.e., securities not traded on an established securities exchange or not reported through NASDAQ or comparable established non-U.S. over-the-counter trading system), the Adviser’s Valuation Committee meets at least quarterly to review valuation memoranda and materials for each such investment and determines, in good faith, the fair value methodology for each such investment, subject to the Board’s approval of the fair valuation methodology employed for each such investment. (The SEC recently adopted fair valuation Rule 2a-5 which becomes effective in August 2022, following which the Board would be expected to retain oversight over the valuation process, but their approval of the fair valuation methodology utilized for each investment would not be required and would likely rest solely with the Adviser’s Valuation Committee.) In making such good faith determination, the Valuation Committee may analyze a variety of materials, including: materials prepared by the Adviser, issuer or third-party valuation specialists; the issuer’s financial results and projections; publicly traded comparable companies, precedent transactions in the market and comparable private transactions (when available); valuation modeling analyses; as well as other factors and may consider valuation methodologies consistent with industry practices, including but not limited to: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of an issuer that issued such private securities to peer companies that are public, analysis of an issuer’s most recent financial statements and forecasts, and the markets in which the issuer does business, and other relevant factors.

The fair valuation arrived at for an investment using the foregoing quarterly process will be utilized for each subsequent month until the next quarterly process is undertaken for that investment, unless the Adviser becomes aware of a development or event causing it to believe that the prior fair valuation is materially impacted, in which case the Adviser would adjust the previously determined quarterly valuation to reflect such development/event.

Taxation	The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors, whether or not they are reinvested in shares of the Fund. (See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Alkeon Commitment	Alkeon has committed to purchase $[●] million of Class A shares to facilitate the acquisition of the Fund’s initial portfolio company assets (the “Alkeon Commitment”) Alkeon may purchase additional shares of the Fund in the future.

The Fund believes this also helps align the Adviser’s interests with Fund investors and demonstrates a solid commitment to the Fund’s strategy.

Fiscal Year	The Fund’s fiscal year ends on each [September 30]. The Fund’s tax year for federal income tax purposes also ends on each [September 30].

Administrator	[●], located at [●], serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian	[●], located at [●], serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.

Transfer Agent	[●] serves as transfer agent and registrar with respect to shares of the Fund.

Legal Counsel	Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.

Reports to Shareholders

As soon as practicable after the end of each taxable year, shareholders will receive such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Class A Shares
Shareholder Transaction Expenses

Maximum Sales Load
(as a percentage of offering price)(1)	[●]	%
Offering Expenses(2)	[●]	%

Annual Expenses(3)
(as a percentage of net assets attributable to shares)

Management Fee(4)	[●]	%
Incentive Fee(5)	[●]	%
Distribution and Shareholder Servicing Fees(6)	[●]	%
Interest Payments on Borrowed Funds(7)	[●]	%
Other Expenses(8)	[●]	%
Total Annual Expenses (including the Incentive Fee)	[●]	%
____________________

(1) In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to [●]% of the amounts transmitted in connection with their purchases of shares. No sales load will be charged to certain types of investors. In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent. (See “The Offering — Plan of Distribution.”)

(2) Amount reflects estimated offering expenses to be paid by the Fund of up to $[●] if the Fund raises $[●] million in proceeds (net of any sales load) in this offering during the first twelve months. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, offering expenses, including costs associated with technology integration between the Fund’s systems and those of its broker-dealers, and marketing expenses (See “Fees and Expenses.”)

(3) Amount assumes estimated average net assets of $[●] during the Fund’s first twelve months. Expenses are estimated. There can be no assurance that the Fund will achieve its estimated net asset level. Actual expenses will depend principally on the Fund’s level of net assets, which will be affected by the number of shares the Fund sells in this offering.

(4) The Fund pays the Adviser a monthly Management Fee computed at the annual rate of [●]% of the Fund’s monthly gross assets less the amount of cash and cash equivalents held by the Fund. For these purposes only, in calculating “gross assets,” securities of portfolio companies that are not publicly traded shall be valued at the lower of cost or the then-current fair value of the securities, while publicly-traded securities shall be valued at their then-current market value. Although the foregoing formula is based on gross assets, the amount of Management Fee shown in the table above is shown as a percentage of net assets (based on estimated gross assets cash/cash equivalents for the current fiscal year). The Adviser will waive the Management Fee for the first twelve months of the Fund’s operations.

(5) The Fund shall pay the Adviser a performance-based Incentive Fee which will be calculated as of the date of each distribution made by the Fund (a “Distribution Date”) and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of the aggregate dollar amount of all capital invested (and reinvested) by investors into the Fund since the Fund’s inception (“Returned Investor Capital”). The Incentive Fee shall equal [●]% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date. (See “Fees and Expenses — Incentive Fee.”)

(6) Class A shares of the Fund will be subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These will be accrued and paid monthly in an amount not to exceed, in the aggregate, [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

(7) The Fund anticipates borrowing funds as permitted under the limitations of the 1940 Act to make investments. The costs associated with such borrowing will be borne by shareholders through their ownership of Fund shares. The interest expense shown in the table is an estimate based on the Adviser’s historical experience in implementing an investment strategy similar to that of the Fund. However, the actual amount may vary depending on a variety of factors, including market conditions.

(8) “Other Expenses” shown in the table an estimate based on expected offering proceeds of $[●]. Other expenses include, among other things, organization and offering expenses, administration fees, transfer agency fees, legal fees, the independent auditor’s fees, and fees payable to the Independent Trustees. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.

	1 Year		3 Years		5 Years		10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of [●]%:	$	[●]	$	[●]	$	[●]	$	[●]

You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return (without a sales load):	$	[●]	$	[●]	$	[●]	$	[●]
____________________

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example includes the payment of the Incentive Fee assuming that the Fund’s distributions exceed Returned Investor Capital less the Alkeon Commitment (the “Distribution Excess”) by 5%. The dollar amounts in the example could be significantly higher if the Fund’s Distribution Excess exceeds 5%. The Fund may also pay organizational and offering costs in connection with the initial private offering of the shares of the Fund. The organizational expenses are recorded as they are incurred, while the offering expenses will be amortized over the first twelve months of the Fund’s operations. The Fund’s offering costs and organizational expenses are borne by the Fund’s shareholders as an expense of the Fund.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses.” Moreover, the Fund’s actual rate of return/distributions may be greater or less than the hypothetical 5% return shown in the example.

PRINCIPAL RISK FACTORS

Innovation Access Fund (the “Fund”) is a speculative investment and an investment in the Fund’s shares of beneficial interest (“shares”) entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s investments in private companies can result in significant losses to investors who purchase shares (“shareholders”).

General and Investment Risks

General

All securities investments risk the loss of capital. Shareholders may experience a significant decline in the value of their investment. Prospective shareholders should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. In addition, the value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Further, the Fund’s use of leverage can result in magnified losses to the Fund. Shareholders could lose some or all of their investment. The Fund may also be adversely affected by business continuity issues for companies and markets, including as a result of pandemics, such as COVID-19; cybersecurity issues, including disruptions to company operations, national and local elections and power supply and generation; and natural disasters and ecological damage.

Market and Environment Risk

General economic or market conditions may adversely affect the investments made by the Fund. In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective. A general economic downturn could also result in the diminution or loss of the investments made by the Fund.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

●	a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund’s financial results and continued viability;
●	a significant decline in the equity markets which may reduce the value of the Fund’s portfolio securities; and

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The Fund may also be adversely affected by business continuity issues for companies and markets, including as a result of pandemics, such as COVID-19; cybersecurity issues, including disruptions to company operations, national and local elections and power supply and generation; and natural disasters and ecological damage. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments, timing of investment realizations, availability of credit and length of time investments are held. At such times, the Fund’s exposure to the risks described elsewhere in this Offering Memorandum can increase and it may be difficult for the Fund to implement its investment program for a period of time.

COVID-19 has resulted, and continues to result, in the closure of many corporate offices, retail stores, and manufacturing facilities across the globe, as well as the implementation of travel restrictions and remote working and “shelter-in-place” or similar policies by numerous companies and national and local governments. These actions caused and continue to cause the disruption of manufacturing supply chains and consumer demand in certain economic sectors, resulting in significant disruptions in local and global economies. The longer-term impact of COVID-19 on the operations of the Adviser and the performance of the Fund is difficult to predict. Any longer-term potential impact on such operations and performance could depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact.

Fund performance may be negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and generally. The Fund may be particularly impacted due to its potential investment exposures in various countries. Overall, the impacts, including the uncertainty over impacts to come, of COVID-19 may adversely affect the performance of the Fund.

Private Companies Risk

Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund may hold a substantial number of non-controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment. In addition, these investments are subject to valuation risk as they will be fair valued which is subject to inherent uncertainty and thus, there is significant uncertainty that the Fund can realize such investments at value. At times the Fund may be the majority investor in a portfolio company. In that event, the Fund may take actions in a manner that could disadvantage the minority investors in such portfolio company. There is an increased risk that a minority investor could bring a claim in respect of such actions, which may adversely impact the Fund’s investment, whether or not such claims are successfully defended.

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Even after an IPO, shares may still be restricted, and may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Venture Capital Investments

The Fund expects to make “venture capital” investments in private companies which are subject to significant additional risks, including that the venture capital investments typically have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. The public market for startup and emerging growth companies is volatile. Such volatility may adversely affect the development of portfolio companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by the Fund’s portfolio companies may vary dramatically from period to period. An otherwise successful portfolio company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a portfolio company effects a successful public offering, the portfolio company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development. There can be no guarantee that any portfolio company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Innovation Company Securities

Under normal market conditions, the Fund may maintain a significant exposure to the equity securities of companies which the Adviser, at the time of investment, believes can innovate or grow rapidly compared to their competitors such that they are expected to be positively impacted by technological innovation (“Innovation Companies”). Investing in securities of Innovation Companies involves additional risks. These risks include: limited operating histories of many Innovation Companies; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Innovation Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Innovation Companies and may cause the Fund’s performance to experience substantial volatility. The Fund may thus be subject to these and other risks associated with Innovation Companies to a much greater extent than a fund that may not emphasize these investments.

The Adviser’s definition of “Innovation Companies” (as indicated above) covers companies in a broader range of industries and sectors than those that are more commonly considered technology companies. As a result, the Fund’s portfolio and performance may not resemble those of funds that are concentrated in more traditional technology companies.

Sector Concentration Risk

The Fund’s investments may nonetheless be concentrated in one or more sectors covering Innovation Companies, including technology-related sectors. Investments in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Thus, the Fund may be more susceptible to risk of loss from events adversely affecting a particular sector in which the Fund focuses. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations and thus their valuation is subject to inherent uncertainty and conflicts of interest. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. There are inherent uncertainties associated with the determination of fair value. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund typically holds privately placed securities for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

Determination of the value of the Fund’s portfolio impacts the calculation of the Management Fee, the Distribution and Shareholder Servicing Fees and determination of the price at which the shares will be offered. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay and the number of shares an investor will receive upon investing in the Fund. The Fund accepts purchases of shares as of the first business day of each month. The number of shares a shareholder will receive will be based on the Fund’s most recent net asset value, which will be calculated for the last business day of the preceding month (i.e., one business day prior to date on which the Fund will accept purchases). The Adviser generally expects to receive information for certain Fund investments, such as private companies, on a quarterly basis only and on a significant delay. The Adviser does not expect to receive updated information intra quarter for such investments, which may impact the Adviser’s valuation determinations. A subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its net asset value, see “Calculation of Net Asset Value.”

Convertible Securities Risk

Convertible securities also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Warrants and Rights Risk

Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Investment Risk

The Fund may invest without limitation in securities of foreign issuers and in depositary receipts. The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following: varying custody and settlement practices; difficulty in pricing; potentially less information about issuers of foreign securities; potentially less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries.

Brexit. The United Kingdom (the “UK”) formally notified the European Council of its intention to leave the European Union (the “EU”) on March 29, 2017 (commonly known as “Brexit”), which became effective on January 1, 2021. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the EU may be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets or other cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future beyond the date of the UK’s withdrawal from the EU.

Eurozone Investment Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the EU or the Eurozone create risks that could materially and adversely affect Fund investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro- denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund. Were any other member state to decide to withdraw from the EU, that could exacerbate such uncertainty and instability and may present similar and/or additional potential risks to Fund investments in European issuers.

Emerging Markets Risk

The Fund may invest in companies in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in securities of foreign issuers but to a heightened degree. Investments in the securities of issuers domiciled in countries with emerging markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed markets, such as (i) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (ii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iii) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (iv) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.

Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these markets will continue to present viable investment opportunities for the Fund.

China Investment Risk. The Fund may at times have significant exposure to Chinese companies and companies doing business in China. The following events and issues, among others, may have a materially adverse impact on investments in companies doing business in the People’s Republic of China (“PRC”) (including Hong Kong and Macau) and territories administered by the Republic of China (Taiwan and some neighboring islands) (collectively, “Greater China”): introduction of new policies or legislation in, or affecting businesses or investments in, Greater China; unfavorable legal interpretations and/or inability to effectively enforce legal rights under PRC law or another legal system in Greater China; political relations between the international community and Greater China; PRC state ownership and PRC government economic intervention; non-compliance with U.S. laws by companies in Greater China; potential for fraud by companies in Greater China and difficulties in conducting due diligence; restrictions on foreign investment market access; difficulty of repatriation of investment returns and capital; and tax uncertainty impacting companies in Greater China and investments in companies doing business in Greater China.

India Investment Risk. The Fund may at times have significant exposure to Indian companies. There are risks associated with investing in Indian companies, in addition to those discussed above concerning foreign investments and emerging markets risk. Specifically, performance of Indian companies and the value of the Fund’s interests in Indian companies may be adversely affected by numerous factors, including, for example, (i) business, economic, and political conditions throughout India and the world; (ii) the supply of and demand for the goods and services produced, provided, or sold by Indian companies; (iii) changes and advances in technology that may, among other things, render goods and services sold by Indian companies obsolete; (iv) actual and potential competition from other companies and (v) further risks such as currency fluctuations, expropriation, confiscatory taxation, exchange control regulations (including currency blockage) and rapid fluctuations in inflation and interest rates.

Latin America Investment Risk. The Fund may invest in companies located in, or doing business in, Latin America, which are subject to risks in addition to those discussed above concerning foreign investments and emerging markets risk. Consequently, these investments may be subject to greater volatility. The economies of certain Latin American countries have experienced high interest rates and inflation rates, economic volatility, currency devaluations, economic, political and social instability, government defaults and high unemployment rates. These factors may negatively impact the performance of Latin American Innovation Companies.

Borrowings & Leverage Risk

The Fund’s investment program makes use of leverage by borrowing money. (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.) The practice of leveraging by borrowing money is speculative and involves certain risks. The Fund currently expects to employ leverage up to [15] percent of the Fund’s total assets, primarily through direct borrowing from banks and/or prime brokers. Borrowings by the Fund (which do not include any short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Leverage also creates interest expense that may lower the Fund’s overall returns. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.

There is no guarantee that a leveraging strategy will be successful.

Realization of Investments Risk

In the event that one or more portfolio company investments do not terminate within a timeframe consistent with the Fund’s expectations (i.e., approximately by the end of calendar year 2030 but not later than 2032), the final distribution of Fund assets to investors and the winding up and dissolution of the Fund may be delayed. The Fund may sell, distribute or otherwise dispose of its investment in such portfolio companies; however, the price obtained may be less than that which could have been obtained if the investment was held for a longer period of time. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Portfolio Company Follow-On Investment Risk

Following its initial investment in a given portfolio company, the Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all or any of such investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for the Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

In-Kind Distributions Risk

The Fund may in certain circumstances receive distributions from portfolio companies in kind to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable. If the Fund ultimately receives distributions in kind indirectly from any of its investments, it may incur additional costs and risks in connection with the disposition of such assets.

Investment Competition Risk

Many entities compete with the Fund in pursuing venture capital investments. These competitors may have greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund or the diversification requirements imposed on RICs by Subchapter M of the Code. As a result of this competition, the Fund may not be able to pursue attractive investment opportunities from time to time.

Personnel Risk

The Fund will depend on the Adviser’s ability to select, allocate and reallocate the Fund’s assets effectively. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each private company investment in which the Fund invests is also likely to be substantially dependent on certain key personnel of a portfolio company. Should one or more of the key personnel of the Adviser or of a portfolio company become incapacitated or in some other way cease to participate in management activities, the Fund’s performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the portfolio companies throughout the life of the Fund.

Investing Alongside Other Parties Risk; Minority Investments Risk

Investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the other investors. Additionally, the Fund may not be the lead investor, and may have different objectives than lead investors which generally have a greater degree of control over such investments. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction.

In addition, in order to take advantage of investment opportunities as a co-investor, the Fund generally will be required to hold a non-controlling interest. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by other co-investors with respect to the portfolio company and the Fund’s investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made. The Fund may not be able to sell or otherwise liquidate its investment as a result of any disagreement with co-investors, and will be significantly reliant on the existing portfolio company management and board of directors, and the other co-investors in such portfolio company, with respect to the management of such portfolio company and the ability of the Fund to exit such investment. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.

IPO Securities Risk

The Fund anticipates that various portfolio companies could undergo an initial public offering (IPO). The value of shares of a portfolio company following an IPO may and likely will fluctuate considerably more than during the private phase of their offering. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects, the shares of portfolio companies following an IPO may experience high amounts of volatility, generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, issuers frequently impose lock-ups that prohibit sales of their shares for a period of time after the IPO that prohibit the Fund from selling its investments into the public market for specified periods of time after an IPO. As a result, the market price of securities that the Fund holds may decline substantially before we are able to sell these securities following an IPO.

Liquid Investments; U.S. Government Securities Risk

Pending the investment of the proceeds pursuant to the Fund’s investment objective, the Fund may invest its assets, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in Innovation Companies or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

Structural Risks

There are additional risks associated with the Fund’s closed-end investment company structure and the Fund’s fee structure:

Incentive Fee Risk

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Adviser may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

Under the Advisory Agreement, the Fund is also subject to the Incentive Fee which will be calculated as of each Distribution Date and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of Returned Investor Capital.

The Incentive Fee shall equal [●]% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date.

The application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because distributions exceeding capital invested (“Excess Returns”) are calculated on an overall basis allocated equally to each outstanding share. For example, a shareholder may acquire shares after the Fund’s trading has resulted in a cumulative loss and thus negative Excess Returns. If so, that shareholder’s shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to generate Excess Returns. Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued. In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to reduced Excess Returns, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled. Depending on the Fund’s performance, the Incentive Fees accrued may be high and amount to a significant portion of the Fund’s expense ratio. However, the Incentive Fee is comparable to performance-based fees charged by private funds. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to annual determinations as to whether to renew the investment advisory agreement with the Adviser), does consider whether the Incentive Fee is fair and reasonable.

Liquidity and Transfer Risks

Investors do not have the right to require the Fund to repurchase their shares during the life of the Fund, and the Fund will not be required to provide liquidity to shareholders, through periodic written tender offers or otherwise. Shares may be held only through the Distributor or a broker or dealer that has entered into a selling agreement with the Distributor (or Foreside) or a registered investment adviser that has entered into an agreement with the Adviser (or its affiliates). Shareholders will be unable to redeem shares because the Fund is a closed-end fund. In addition, shares are subject to transfer restrictions that permit transfers only upon the prior written consent of the Adviser to persons who are Eligible Investors (as defined herein). Brokers, dealers, the Adviser or the Distributor may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Limited or No Operating History Risk

The Fund will have a limited or no performance history that investors can use to evaluate the Fund’s investment performance. In addition, portfolio companies in which the Fund may invest may be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such portfolio companies will be limited. Moreover, even to the extent a portfolio company has a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the professionals responsible for the performance of such portfolio companies may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser may rely upon information provided to it by the portfolio company that is not, and cannot be, independently verified.

Non-Diversified Fund Risk

The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, commit more than [●]% of its total capital (measured at the time of investment) in any one portfolio company. However, the Fund may depart from this investment restriction during periods of adverse market, economic or political conditions, periods of large cash inflows and the wind-up of the Fund.

Concentration of Investments Risk

Other than asset diversification requirements applicable to RICs (see “Certain Tax Matters”), there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in any single issuer. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated in individual companies. While such concentration could offer a greater potential for capital appreciation, it can subject the Fund to a significantly heightened risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio.

Tax Risks

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. To qualify for and maintain qualification for taxation as a RIC under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. (See “Certain Tax Matters.”)

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to shareholders on an annual basis at least 90% of the Fund’s investment company taxable income (generally including net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any). Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	Very generally, the source-of-income requirement will be satisfied if the Fund obtains at least 90% of its gross income for each year from dividends, interest, gains from the sale of stock or securities (within the meaning of the 1940 Act) or certain other sources. If the source-of-income requirement is not met the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax on all of its taxable income, which tax cannot be reduced by distributions to shareholders.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” These requirements may require the Fund to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, the Fund’s ability to effect such dispositions may be limited, and any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain qualification for taxation as a RIC, it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the shareholders. (See “Material U.S. Federal Income Tax Considerations.”)

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded the Fund or an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. The nature of changes in U.S. or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund.

Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Investment Dilution Risks

The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund is authorized to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund expects to sell additional shares or other classes of shares in the future. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund (and the corresponding ownership percentages in the underlying portfolio companies) will be diluted.

ADDITIONAL RISK FACTORS

Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for registered investment companies is evolving, and changes in the regulation of registered investment companies may adversely affect the Fund, e.g., the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategies. The effect of any future regulatory change on the Fund could be substantial and adverse including, for example, increased compliance costs, the prohibition of certain types of trading and/or the inhibition of the Fund’s ability to pursue certain of its investment strategies as described in this Offering Memorandum.

Money Market Fund Risk

The Fund may invest cash, pending investment in portfolio companies, in money market funds. Although a money market fund generally seeks to maintain its value at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in money market funds. Shareholders of an investment company, including a money market fund, generally bear all expenses of that company, including fees of the investment adviser and custodian, brokerage commissions and legal and accounting fees. As a result, to the extent the Fund invests in a money market fund, shareholders will be paying two levels of advisory fees -- the Management Fee and Incentive Fee and the fees charged by the money market fund in the Fund’s portfolio. As a result, the returns realized by the Fund’s shareholders from the Fund’s activities will be less than the returns the shareholders would realize from engaging in the same activities directly.

Conflicts of Interest

The Adviser and its sole member, Alkeon Capital Management, LLC (“Alkeon”), provide investment advice for certain other investment funds or other accounts (the “Other Accounts”). The investment activities of the Adviser and its affiliates for the Other Accounts will give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) will have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Fund and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund.

In many circumstances, negotiated co-investments by the Fund and Other Accounts may be made only pursuant to an order from the SEC permitting the Fund to do so. The Adviser has applied for an exemptive order from the SEC (the “Order”), and intends to join the Fund to the Order, seeking to grant funds managed by the Adviser or certain affiliates, the ability to fully negotiate terms of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. In certain situations, such as when there is an opportunity to invest in other securities of the same issuer that do not satisfy the Fund’s investment objective and strategies, the personnel of the Adviser or its affiliates will need to decide which clients will proceed with which investments. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds/accounts over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order (if granted), the Fund will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

It should be noted that Alkeon is a non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater acts as the distributor for the Fund and does not maintain a trading function. (See “Conflicts of Interest.”)

Affiliation Risk

The Fund may be precluded from investing in certain portfolio companies due to regulatory implications under the 1940 Act or other laws, rules or regulations, or may be limited in the amount it can invest in the voting securities of a portfolio company, in the size of the economic interest it can have in the portfolio company, or in the scope of influence it is permitted to have in respect of the management of the portfolio company. Should the Fund be required to treat a portfolio company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the portfolio company. Moreover, these restrictions may arise as a result of investments by future clients of the Adviser or its affiliates in a portfolio company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable portfolio company for the Fund. The fact that many portfolio companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

Disaster, Business Continuity and Cyber-Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on the Fund’s results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Adviser and Alkeon’s employees were unavailable in the event of a disaster, the Fund’s ability to effectively conduct business could be severely compromised.

The Adviser (and its affiliates) relies upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, the Adviser’s (and its affiliates’) information technology systems could become subject to cyber-attacks. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on the Fund.

Cyber-security failures or breaches by the Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s net asset value calculations, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber-security plans and systems put in place by its service providers and issuers in which the Fund invests. The Fund could be negatively impacted as a result.

The Fund is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect the Fund’s business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on the Fund.

Failure to Obtain Section 17(d) Exemptive Relief

The 1940 Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Fund and the Adviser have applied for exemptive relief from the provisions of Section 17(d) of the 1940 Act to invest in certain privately negotiated investment transactions alongside current or future private funds, separate accounts, or registered investment companies that are advised or subadvised by the Adviser or its affiliates or any company that is a direct or indirect, wholly- or majority-owned subsidiary of the Adviser or its affiliates, collectively, the Fund’s “co-investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance that the Fund or the Adviser will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to participate in Private Investments alongside affiliates, except to the limited extent permitted by exemptive rule or guidance. This may reduce the Fund’s ability to invest its assets in Private Investments. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through 17(d) investment opportunities.

THE FUND

The Fund is registered under the 1940 Act as a closed-end management investment company. The Fund operates as a non-diversified investment company. The Fund is only offered to investors that are: (i) “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) and (ii) “qualified clients” within the meaning of the 1940 Act. The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that shares will be sold in private placements, and will be subject to restrictions on transfer. The Fund was organized under a Certificate of Trust on January 18, 2022 in the State of Delaware and commenced operations on [●]. The Fund’s principal office is located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is [●]. The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment adviser of the Fund. The Adviser is controlled by its sole member, Alkeon, which is registered with the SEC as an investment adviser. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal portfolio manager (the “Portfolio Manager”) and as the lead member of the Adviser’s Investment Team. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager, including Abhi Arun, who leads Alkeon’s venture capital team assisting Mr. Sparaggis. The Board has responsibility for oversight of the Fund. (See “Management of the Fund — The Board of Trustees” herein and “Management of the Fund” in the SAI.) Alkeon manages other accounts that have generally similar investment strategies. For a detailed discussion regarding conflicts of interest, see “Conflicts of Interest – Participation in Investment Opportunities”.

The Fund does not have a fixed term. The Fund generally expects to make distributions to shareholders after the Fund receives proceeds/distributions from portfolio companies, which the Fund anticipates would begin to occur after calendar year end [2026], although such distributions may begin earlier. The Fund will be liquidated and dissolved after its portfolio investments have all been realized and final distributions to shareholders have been made. While the Fund does not have a fixed term, the Fund expects to make final distributions to shareholders following the realization of all of its investments, which is presently expected to occur by the end of calendar year [2030] (given the presently expected life cycle for Fund investments), but not later than the end of calendar year [2032]. (See “Distribution Policy”).

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program and during periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to achieve maximum capital appreciation. No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Further, except as otherwise stated in this offering memorandum (the “Offering Memorandum”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders. The Fund’s fundamental investment policies and restrictions are listed in the SAI. Its principal investment strategies are discussed below. The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund’s investment objective. The Fund’s policy with respect to the investment of at least 80% of its assets as described below may not be changed without 60 days’ advance notice to the shareholders.

Principal Investment Strategies & Methodology

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in securities of private “Innovation Companies.” For these purposes, “Innovation Companies” include U.S. or foreign companies which the Adviser believes, at the time of investment, can innovate or grow rapidly compared to their competitors and that are expected to be positively impacted by technological innovation. Also for these purposes, “under normal circumstances” assumes the Fund is substantially invested in portfolio investments, other than in cash or cash-related instruments (such as U.S. Treasury obligations or money market funds), which may not be the case for a year or more following the Fund’s launch. The Fund expects to focus on equity securities of Innovation Companies, including common and preferred stock and other securities having equity characteristics such as convertible debt securities, warrants, options and other rights. Many Innovation Companies are in technology-related sectors. As a result, investments in technology-related companies may comprise a significant portion of the Fund’s portfolio. Innovation Companies may also include investments in the equity securities of companies in a variety of other industries and sectors.

The Fund invests in privately-offered securities through direct investments in private companies or through secondary transactions in such private securities. Although the Fund does not expect to make new investments in publicly-traded securities, the Fund may receive and hold such securities in connection with a portfolio company’s initial public offering or its merger with or acquisition by a publicly-traded company.

In implementing the Fund’s investment strategy, the Adviser expects to utilize a bottom-up, fundamentally driven, research intensive process, which includes communications with the potential portfolio company, venture capital firms and relevant industry participants. The Adviser generally seeks to identify portfolio companies that are believed to have improving fundamentals and competitive advantages over peers. Investments are typically sourced through the Adviser’s network of relationships, including venture capital firms and other entrepreneurs.

Investments will generally be sold following a portfolio company undergoing an initial public offering or another transaction that results in the Fund’s investment becoming a publicly-traded security (although the Fund may continue to hold such publicly-traded security until the Adviser, in its discretion, determines disposition of such security should be made consistent with advancing the Fund’s investment objectives). Investments may also be disposed as a result of other portfolio company realization events, such as a private sale or merger with a privately-held company.

Pending the investment of the proceeds pursuant to the Fund’s investment objective, the Fund may invest its assets, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. Delays in investing the Fund’s assets may occur because of the time typically required to identify and complete transactions in securities of private companies (which may be considerable). The Fund may not achieve its investment objective during such periods in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. (For example, such period is expected to first occur during the Fund’s first year and may reoccur one or more times following the Fund’s launch.)

Depending upon market conditions and the availability of investment opportunities, the Fund may also utilize leverage as part of its investment strategy, through direct borrowings (using a credit facility or otherwise), with such borrowings not to exceed 33 ⅓ percent of the Fund’s total assets (after taking into account any such borrowings). (See “Principal Risk Factors — Borrowings & Leverage Risk.”)

The Fund operates as a non-diversified investment company under the 1940 Act. This means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, commit more than [●]% of its total capital (measured at the time of investment) in any one portfolio company. However, the Fund may depart from this investment restriction during periods of adverse market, economic or political conditions, periods of large cash inflows and the wind-up of the Fund.

In many circumstances, negotiated co-investments by the Fund and Other Accounts may be made only pursuant to an order from the SEC permitting the Fund to do so. The Adviser has applied for the Order, and intends to join the Fund to the Order, seeking to grant funds managed by the Adviser or certain affiliates, the ability to fully negotiate terms of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. In certain situations, such as when there is an opportunity to invest in other securities of the same issuer that do not satisfy the Fund’s investment objective and strategies, the personnel of the Adviser or its affiliates will need to decide which clients will proceed with which investments. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds/accounts over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order (if granted), the Fund will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate. Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Publicly Traded Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’

perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. (See “Temporary Investments; Defensive Investment Policy” below for more information.) For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Currency Options and Currency Forwards

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.

[Exchange Traded Funds and Other Similar Instruments.

The Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.]

Temporary Investments; Defensive Investment Policy

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities of portfolio companies.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

Agreements with Service Providers

The Fund’s agreements with its custodian, prime brokers, Adviser, Distributor, administrator and other service providers, including Selling Agents, may contain provisions that limit the liability of, and require the Fund to indemnify, those parties and their affiliates in certain circumstances.

PERFORMANCE INFORMATION

The Fund has yet to commence operations. However, Mr. Sparaggis, the Fund’s principal Portfolio Manager, has been managing other accounts in accordance with an investment strategy that is substantially similar to that of the Fund for a number of years. Appendix B contains investment performance for such an account, from its inception. (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.) This longer track record performance information in Appendix B should not be viewed as the actual performance of the Fund nor is it indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. Past performance is not a guarantee of future performance. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the oversight of the management and operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund — The Adviser.”) The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of [●], 2022 (the “Advisory Agreement”). The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee. (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Affiliates of the Adviser will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. The offices of the Adviser are located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is [●]. The Adviser is controlled by its sole member, Alkeon. Alkeon is a Delaware limited liability company that commenced operations on January 1, 2002 and is registered as an investment adviser under the Advisers Act. The offices of Alkeon are located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is (212) 716-6840.

Portfolio Management

Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager, including Abhi Arun, who leads Alkeon’s venture capital team assisting Mr. Sparaggis. Mr. Sparaggis also serves as the portfolio manager of other investment funds that have investment programs substantially similar to that of the Fund.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

Administration, Accounting, and Other Services

[●] (the “Administrator”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). [(The Administrator also provides transfer agency services to the Fund and is paid a minimum of $[●] per annum for such services.)] In consideration of the administration and accounting services, the Fund pays the Administrator a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed [●]% of the Fund’s average net assets, in addition to certain fees for specified services. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The principal business address of the Administrator is [●].

Custodian

The [●] (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of the Custodian is [●].

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of [●]% of the Fund’s monthly gross assets less the amount of cash and cash equivalents held by the Fund (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. For these purposes only, in calculating “gross assets,” securities of portfolio companies that are not publicly traded shall be valued at the lower of cost or the then-current fair value of the securities, while publicly-traded securities shall be valued at their then-current market value. This fee is accrued monthly as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund. In addition, the Adviser will waive the Management Fee for the first twelve months of the Fund’s operations.

Incentive Fee

Under the Advisory Agreement, the Fund is also subject to the Incentive Fee which will be calculated as of each Distribution Date and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of Returned Investor Capital.

The Incentive Fee shall equal [●]% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date.

For accounting purposes only, we are required under GAAP to accrue a theoretical Incentive Fee even if the fee has not yet been earned. The accrual of this theoretical Incentive Fee assumes all unrealized capital gain and loss is realized and that the then-current fair value of all portfolio securities would be distributed in order to reflect a theoretical Incentive Fee that would be payable to the Adviser at each measurement date. It should be noted that a fee so calculated and accrued would not be payable under the investment advisory agreement, and would not be paid based upon such computation of Incentive Fees in subsequent periods. Amounts actually paid to the Adviser will be consistent with the formula reflected in the investment advisory agreement. (See “Fees and Expenses — Incentive Fee.”)

Below follows an illustrative example of the Incentive Fee calculation methodology under the Advisory Agreement:

A = aggregate dollar amount of distributions made by the Fund

B = aggregate amount of Incentive Fees previously paid by the Fund

X = aggregate dollar amount of all capital invested (and reinvested) by investors into the Fund since the Fund’s inception

Incentive Fee = [●]%*(A – X) – B

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Principal Risk Factors —Incentive Fee Risk.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

Distribution and Shareholder Servicing Fees

Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued and paid monthly in an aggregate amount not to exceed, (i) [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund, with respect to ongoing distribution fees and (ii) [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund, with respect to ongoing shareholder servicing fees (such fees, collectively, the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued monthly as an expense of the Fund.

Pursuant to the terms of the Distributor’s distribution agreement with the Fund, the Distributor may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are Eligible Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares and assisting in selecting dividend payment options. Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Eligible Investors, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Eligible Investor status of the shareholders for whom it holds shares. (See “Investor Qualifications and Suitability.”)

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Distributor pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); interest expenses and other borrowing costs; the fees and expenses of performing research, risk analysis and due diligence, including third party background checks and the expenses of other third party consultants; expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation or related consulting services provided by third parties engaged by or on behalf of the Fund; the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; networking and sub-transfer agency expenses; organizational and offering expenses (including blue sky or other similar jurisdictional registration fees and governmental and self-regulatory agency filing fees); fees and disbursements of any attorneys and accountants engaged by the Fund, including, without limitation, legal costs associated with investments or potential investments not made (i.e., “dead deals”); investor communication expenses; audit and tax preparation fees and expenses; administrative and related trade reconciliation expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to [●]% of the purchase price (as described below). The Fund intends to offer its shares on a monthly basis at net asset value through June 1, 2026, which period may be shortened or extended in the Fund’s sole discretion.

Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). In addition, the Distributor (or the Adviser) may pay additional selling compensation to Selling Agents of up to [●]% of the purchase price of Class A Shares. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents offering shares of the Fund. Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Distributor prior to the close of business (normally 5 p.m. Eastern Time) on the day of the month specified by the Distributor (typically the last business day of the month) in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in Class A shares of the Fund is [●]. Subsequent investments must be at least [●]. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

The Fund intends to file a request with the SEC for an exemptive order that would allow the Fund to issue additional classes of shares (the “Multi-Class Exemptive Order”). If the requested order is issued, in addition to Class A shares, the Fund currently anticipates offering (i) Class W shares, which would be offered to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund, and (ii) Class I shares, which would be offered to investors making an initial investment exceeding $[●]. Class W shares are currently not expected to be subject to any front-end sales load or ongoing distribution fee, and are currently expected to be subject to a servicing fee not to exceed [●]% (on an annualized basis) of the net asset value of Class W shares. Class I shares are currently not expected to be subject to any front-end sales load, ongoing distribution fee or ongoing servicing fee.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first day of the next month following submission of an investor’s purchase order. Investors will not receive any stock certificate evidencing the purchase of Fund shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

If the Multi-Class Exemptive Order is issued, under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W or Class I shares), and only as authorized by the Distributor or the Fund, the Fund intends to allow Class A shares to be exchanged for Class W or Class I shares, as applicable (to the extent the investor’s investment meets the eligibility criteria of the class into which the exchange is sought). Any such exchange would generally not be a taxable event for U.S. federal income tax purposes.

Plan of Distribution

Breakwater serves as distributor of the shares on a best efforts basis, subject to various conditions, pursuant to the terms of its distribution agreement with the Fund. Breakwater is not obligated to buy from the Fund any of the shares and it does not intend to make a market in the shares.

Breakwater is a securities brokerage firm that is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA. Alkeon is the non-managing member of Breakwater. Breakwater maintains its principal office at 350 Madison Avenue, 20th Floor, New York, New York 10017.

Under the terms of the distribution agreement with the Fund, the Distributor is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued and paid monthly in an amount not to exceed, in the aggregate, [●]% (on an annualized basis) of the net asset value of Class A shares of the Fund (See “Fees and Expenses — Distribution and Shareholder Servicing Fees” above.). Distribution and Shareholder Servicing Fees will be accrued monthly as an expense of the Fund. The Fund may terminate the distribution agreement on 60 days’ prior written notice.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to [●]% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. Selling Agents may calculate their sales charges in different ways that may result in different amounts due from the investor to the Selling Agent for the same stated sales charge, but the Fund is not responsible for determining or reconciling such calculations. Any applicable sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.

In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than [●]% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent.

In addition, the Distributor (or the Adviser) may pay additional selling compensation to Selling Agents of up to [●]% of the purchase price of Class A Shares. [In return for the additional compensation, the Fund may receive certain services and/or advantages such as access to a Selling Agent’s financial advisors, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s financial advisors. The additional compensation and the services and/or advantages received (if any) may differ among Selling Agents in amount.] The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Distributor and each person, if any, who controls the Distributor, against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties. (See “Investment Advisory and Other Services” in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares issued. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

All shares are equal as to voting privileges and have no conversion, preemptive or other subscription rights. Class A shares are subject to a maximum sales load and a distribution and shareholder servicing fee. The Fund will send annual and semi-annual reports to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Offering Memorandum, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the distribution is made, which typically occurs at the end of November.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that (i) they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence), or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended and (ii) that they are an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act - such an “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million (together, an “Eligible Investor”). In order to purchase shares, a prospective investor must be an Eligible Investor and submit a completed investor certification to the Distributor or a Selling Agent prior to the Closing Time (as described in “The Offering — Purchase Terms; Minimum Investment” above). (A form of investor certification is included in Appendix A to this Offering Memorandum, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor continues to satisfy the definition of “Eligible Investor” in the then-effective Offering Memorandum of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums and investment restrictions, even if the investor does not satisfy the definition of “Eligible Investor” in the Fund’s currently effective Offering Memorandum. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment.

Additionally, shares of the Fund are not eligible for purchase by non-U.S. investors.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and No Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to require the Fund to repurchase or redeem their shares during the life of the Fund, and the Fund will not be required to provide liquidity to shareholders, through periodic written tender offers or otherwise. The Fund does not currently intend to make any redemptions of its shares. A prospective investor should consider its liquidity needs before investing. Investors will not be able to liquidate their investment.

Transfer Restrictions. Withdrawals will not generally be permitted, except to the extent required to comply with applicable laws. Shareholders will not be able to sell, assign, transfer, pledge or otherwise dispose of or encumber all or any of their shares without the prior written consent of the Adviser, which may be withheld in the Adviser’s sole discretion. A shareholder that transfers its shares will be required to bear all costs and expenses (including legal fees) incurred by the Adviser and the Fund in connection with such transfer. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

CALCULATION OF NET ASSET VALUE

The value of the net assets of each class of shares of the Fund is determined as of the last business day of each month as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Fund values securities for which market quotations are “readily available” at market value. All other securities (which are expected to comprise substantially all of the Fund’s investments) and other assets are valued at “fair value” as determined in good faith by the Board. The Board has approved procedures pursuant to which the Fund will value its investments. The Board has assigned to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments, subject to the statutory obligations of the Board under the 1940 Act.

With respect to valuation of portfolio investments in private securities (i.e., securities not traded on an established securities exchange or not reported through NASDAQ or comparable established non-U.S. over-the-counter trading system), the Adviser’s Valuation Committee meets at least quarterly to review valuation memoranda and materials for each such investment and determines, in good faith, the fair value methodology for each such investment, subject to the Board’s approval of the fair valuation methodology employed for each such investment. (The SEC recently adopted fair valuation Rule 2a-5 which becomes effective in August 2022, following which the Board would be expected to retain oversight over the valuation process, but their approval of the fair valuation methodology utilized for each investment would not be required and would likely rest solely with the Adviser’s Valuation Committee.) In making such good faith determination, the Valuation Committee may analyze a variety of materials, including: materials prepared by the Adviser, issuer or third-party valuation specialists; the issuer’s financial results and projections; publicly traded comparable companies, precedent transactions in the market and comparable private transactions (when available); valuation modeling analyses; as well as other factors and may consider valuation methodologies consistent with industry practices, including but not limited to: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of an issuer that issued such private securities to peer companies that are public, analysis of an issuer’s most recent financial statements and forecasts, and the markets in which the issuer does business, and other relevant factors. It is presently expected that the Valuation Committee will generally rely on and utilize valuations provided by an independent valuation agent for such private investments.

The fair valuation arrived at for an investment using the foregoing quarterly process will be utilized for each subsequent month until the next quarterly process is undertaken for that investment, unless the Adviser becomes aware of a development or event causing it to believe that the prior fair valuation is materially impacted, in which case the Adviser would adjust the previously determined quarterly valuation to reflect such development/event.

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

A substantial portion of the Fund’s assets are expected to consist of securities of private companies for which there are no readily available market quotations and thus their valuation is subject to inherent uncertainty and conflicts of interest. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. There are inherent uncertainties associated with the determination of fair value. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

The Fund accepts purchases of shares as of the first business day of each month. The number of shares a shareholder will receive will be based on the Fund’s most recent net asset value, which will be calculated for the last business day of the preceding month (i.e., one business day prior to date on which the Fund will accept purchases). The Adviser generally expects to receive information for certain Fund investments, such as private companies, on a quarterly basis only and on a significant delay. The Adviser does not expect to receive updated information intra quarter for such investments, which may impact the Adviser’s valuation determinations. A subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing shareholders to the benefit of subscribing investors.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Management Fee (See “Principal Risk Factors – Incentive Fee Risk.”) All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued monthly and taken into account for the purpose of determining the net asset value for each class of the Fund’s shares.

DISTRIBUTION POLICY

Substantially all of the Fund’s realized gains (and any income) earned in a year will be distributed. Beginning after calendar year end [2026], to the extent the Fund realizes a portfolio investment, the Fund expects to also distribute to investors an amount equal to the amount the Fund invested in such portfolio investment (i.e., return of capital) less realized losses (if any) and proceeds retained for operating expenses of the Fund and follow-on investments. Such distributions may occur earlier than calendar year end 2026. The Fund may reduce or withhold amounts to be distributed by the amount of the fees, expenses and other liabilities, including funding obligations, incurred or anticipated in connection with the realization of portfolio investments. Distribution payments on the shares will vary in amount depending on investment income/gains received and expenses of operation. Amounts expected to be declared for each share class, upon receipt of the Multi-Class Exemptive Order, are currently expected to be identical. As a result, given potential differences in NAV per share of the Fund’s share classes, certain classes could be expected to have a slightly higher rate of distribution per share (as a percentage of NAV).

Through calendar year end [2026], dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

At the election of the Adviser, the Fund may retain (i.e., not distribute to shareholders) proceeds received by the Fund from realizations of portfolio investments in anticipation of, among other things, fees and expenses of the Fund and follow-on investments.

Through the end of calendar year [2026], the Fund may retain proceeds received from realizations of portfolio investments for reinvestment into new investments.

Proceeds retained by the Fund after calendar year end [2026] will be used primarily to pay the Fund’s operating expenses or to make follow-on investments. Proceeds retained by the Fund will not serve to increase shareholders’ contributed capital to the Fund.

Many of the companies in which the Fund invests may not pay any dividends. The Fund is not a suitable investment if you require dividend income. If during the year shareholders would like information on estimated capital gains, they may contact the Fund at [●].

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Through calendar year end [2026], dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

CONFLICTS OF INTEREST

General

Alkeon controls the Adviser as its sole member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the sole member of the Adviser and have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon provide investment advice for certain other investment funds or other accounts (the “Other Accounts”). Alkeon employs its innovation strategy (the “Innovation Strategy”) for the Fund as well as for certain Other Accounts. Alkeon manages the remaining Other Accounts (which, from time to time, include Alkeon’s own proprietary accounts or other accounts or funds that are owned primarily or exclusively by its affiliates, officers, employees or other personnel) using different strategies. Alkeon’s other investment strategies have generally similar investment objectives and may have overlapping positions, but they target different portfolio risk and return characteristics. As a result, Alkeon’s other investment strategies will invest on a longer or shorter basis, invest in a more or less diversified manner or hold a lesser number of more speculative or more liquid positions than the Innovation Strategy. Alkeon may buy or sell a security for one strategy but not for another, or may buy (or sell) a security for one strategy while simultaneously selling (or buying) the same security for another strategy.

As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Other Accounts within the Innovation Strategy. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Other Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Other Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity is an investment that is appropriate and feasible for the Fund and/or an Other Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Other Accounts may vary. (See “Performance Information.”) It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Fund and the Other Accounts fairly and equitably over time.

Given their risk/return profile and the liquidity profile expected for the portfolio of each Other Account within the Adviser’s Innovation Strategy, the Innovation Strategy has priority on all Private Investments presented to the Adviser, and allocations of Private Investments among the Innovation Strategy Other Accounts are made pursuant to the Adviser’s allocation policies and procedures. Notwithstanding the foregoing, under certain circumstances, Private Investments may be allocated within and among the Adviser’s other strategies, either together or individually, including when there is excess capacity for investment in such Private Investments following the priority allocations allocated to the Innovation Strategy. Any such allocations to Other Accounts within other strategies will be made (if the Order is granted) to each relevant Other Account employing such strategy based on the subjective criteria identified above.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

In many circumstances, negotiated co-investments by the Fund and Other Accounts may be made only pursuant to an order from the SEC permitting the Fund to do so. The Adviser has applied for the Order, and intends to join the Fund to the Order, seeking to grant funds managed by the Adviser or certain affiliates, the ability to fully negotiate terms of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. In certain situations, such as when there is an opportunity to invest in other securities of the same issuer that do not satisfy the Fund’s investment objective and strategies, the personnel of the Adviser or its affiliates will need to decide which clients will proceed with which investments. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds/accounts over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order (if granted), the Fund will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

Under the terms of the Order, if granted, the Fund would have the opportunity to participate in co-investment opportunities that align with the Fund’s investment objective and strategies. When the Fund participates in a co-investment transaction, the personnel of the Adviser will allocate a portion of the investment to the Fund based on the Fund’s investment objective and strategies, risk and return profile, investment policies, investment positions, capital available for investment, and other pertinent factors. Any co-investment will be made for participating accounts including the Fund on identical: terms, conditions, price, class of securities purchased, timing, and registration rights. In addition, a majority of the Independent Trustees generally must make certain conclusions in connection with certain co-investment transactions, including that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (ii) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies. To the extent the Fund is able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts.

In addition, whether or not the Fund purchases Private Investments pursuant to co-investment transactions or otherwise, determinations of fair value for any Private Investments can be highly subjective, and the Adviser, given its role in making such determinations, has a conflict of interest. The Board retains ultimate oversight over the Fund’s valuation policies and procedures.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s principal Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund, as they may own significant portions of several funds across strategies, in addition to any proprietary accounts. Such affiliated parties have access to information regarding the funds and strategies that is not available to other investors. Such investments pose a risk that Alkeon and the individuals who are in a position to control the allocation of investment opportunities will favor those funds and accounts in which affiliated parties have a greater financial interest, particularly in the case of limited opportunities (such as private placements) or other investments that are otherwise subject to limited capacity. Alkeon is not obligated to acquire for any fund or strategy any security that Alkeon or its officers, managers, members or employees may acquire for its or their own accounts or for any other fund or strategy, if in Alkeon’s absolute discretion, it is not practical or desirable to acquire a position in such security for that fund or account. Furthermore, as a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Alkeon have adopted a Joint Code of Ethics and the Fund and Breakwater have each adopted their own Codes of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics will be able to be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics will also be available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

Breakwater, of which Alkeon is a non-managing member, acts as the distributor for the Fund’s shares and bears various costs associated with its activities as the Distributor. Breakwater is a securities brokerage firm, is registered as a broker-dealer under the Exchange Act and is a member of FINRA, but does not maintain a trading function. The Fund pays Distribution and Shareholder Servicing Fees to Breakwater to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Distributor may retain all or a portion of these payments. (See “Fees and Expenses -- Distribution and Shareholder Servicing Fees” and “The Offering.”)

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Adviser’s sole member, Alkeon, is a non-managing member of Breakwater, a broker-dealer that employs certain employees of Alkeon’s employees. Breakwater acts as the distributor for the Fund. In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of Breakwater, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may only be able to purchase securities during the existence of an underwriting or selling syndicate in which Breakwater is participating subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

Future investment activities of the Adviser, Alkeon and Breakwater and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

GENERAL INFORMATION

Fiscal Year

The Fund’s fiscal year ends on each [September 30]. The Fund’s tax year for federal income tax purposes also ends on each [September 30].

Reports to Shareholders

The Fund will send unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Offering Memorandum. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-PORT may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Offering Memorandum, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

THE FUND	S-2

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	S-2

INVESTMENT ADVISORY AND OTHER SERVICES	S-5

MANAGEMENT OF THE FUND	S-6

PORTFOLIO MANAGER	S-10

TAX ASPECTS	S-10

PROXY VOTING POLICIES AND PROCEDURES	S-14

GENERAL INFORMATION	S-14

APPENDIX A

Form of Investor Certification

INNOVATION ACCESS FUND

Account No.:	_________________________

Financial Advisor Name:	______________________________

INVESTOR CERTIFICATION

This certificate relates to Innovation Access Fund (the “Fund”) and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $2,200,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the company I am signing on behalf of, certified to, and continue to satisfy, the net worth requirement that was in place at the time of my, or the company’s that I am signing on behalf of, initial investment in the Fund. If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

I further certify that:

A: For individual investors and grantors of certain grantors trusts, one (or more) of the following is accurate in describing the investor’s eligibility to invest in the Fund, as indicated by a checked box:

The investor is:

☐	(a) A natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of the shares that exceeds $1,000,000. The term “net worth” means the excess of total assets at fair market value over total liabilities. For the purposes of determining “net worth,” the primary residence owned by an individual shall be excluded as an asset. Any liabilities secured by the primary residence should be included in total liabilities only if and to the extent that: (1) such liabilities exceed the fair market value of the residence; or (2) such liabilities were incurred within 60 days before the purchase of the shares (other than as a result of the acquisition of the primary residence); or

☐	(b) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

☐	(c) A natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

B: For entities, one (or more) of the following is accurate in describing the investor’s eligibility to invest in the Fund, as indicated by a checked box:

The investor is:

☐	(a) A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment;

☐	(b) An entity with total assets in excess of $5,000,000 that was not formed for the specific purpose of investing in the Fund and that is (please check one)
___ a corporation; ___ a Massachusetts or similar business trust;
___ a partnership; ___ an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”); or
___ a limited liability company;

☐	(c) An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” (as defined in Section 3(a)(2) of the 1933 Act, a “savings and loan association,” (or other institution as described in Section 3(a)(5)(A) of the 1933 Act), or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

☐	(d) An entity registered with the SEC as a broker or dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “insurance company” (as defined in Section 2(13) of the 1933 Act) or an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); or an entity that has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the 1940 Act);

☐	(e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	(f) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

☐	(g) An entity which all of the unit owners and participants (i.e., all partners (including limited partners) of a partnership, shareholders of a corporation, or beneficiaries of an estate) are Accredited Investors. THIS OPTION IS NOT APPLICABLE FOR NON-GRANTOR TRUSTS;

☐	(h) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	(i) A family office, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the shares of the Fund and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment; or

☐	(j) A family client, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements of clause (i) above and whose prospective investment in the Fund is directed by that family office pursuant to clause (i)(iii) above.

C: For benefit plans, one (or more) of the following is accurate in describing the investor’s eligibility to invest in the Fund, as indicated by a checked box:

The investor is:

☐	(a) An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Fund was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser;

☐	(b) An employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000;

☐	(c) A self-directed plan and all of its participants investing in the Fund through the plan are Accredited Investors; or

☐	(d) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)	Shares may be held only through a broker, dealer, registered investment adviser or other financial intermediary that has entered into an agreement with the Fund’s distributor(s) or adviser, SilverBay Capital Management, LLC, for the provision of shareholder services;

(2)	Shares may not be transferred, except to a person who (i) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, who agrees to hold his, her or its shares through a broker, dealer, registered investment adviser or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares, except to another person who (i) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, and agrees to comply with the foregoing ownership and transfer restrictions; and
____________________

*	For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

(3)	Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

I acknowledge, understand and recognize that liquidity is limited as set forth in the Offering Memorandum. I understand that you, the Fund, and SilverBay Capital Management LLC are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final Offering Memorandum for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company’s) purchase of shares.

CLASS A SHARES:

Gross Investment Amount	Sales Load (if applicable)		Net Amount Invested (net of sales load if applicable)

$		%	$

The Investor acknowledges that a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.
Initial (if applicable)

Trade Date (if none indicated, next available):

INVESTOR SIGNATURE

Date:	By:
Name:

APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of Innovation Access Fund (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). The Fund has yet to commence operations as of the date of this Offering Memorandum. However, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager and Alkeon’s controlling principal, employs an investment program for another investment vehicle (the “Other Investment Vehicle”) that is substantially the same as the investment program that he employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis. The Fund does not currently have a performance record; however, the Other Investment Vehicle’s return is shown in the following tables and bar charts.

Although the Other Investment Vehicle and the Fund have similar investment programs, because the Other Investment Vehicle is currently fully invested, it is unlikely that Mr. Sparaggis will consider participation by the Other Investment Vehicle in future investment opportunities. In the event that the Other Investment Vehicle was able to participate in future investments, Mr. Sparaggis would consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle; provided, however, that there are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Conflicts of Interest.”)

The table below sets forth performance information of the Other Investment Vehicle for the period indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws, which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund and the Other Investment Vehicle may differ.

B-1

OTHER INVESTMENT VEHICLE (“OIV”) PERFORMANCE & PORTFOLIO COMPANY DATA
(UNAUDITED)

OIV Performance, Net IRR (Unrealized)[1]	Number of OIV Portfolio Companies[2]
(September 3, 2019 through September 30, 2021)	(September 3, 2019 through October 14, 2021)

Net Annualized IRR Net Cumulative Return

1

The performance data provided for the OIV was prepared by Alkeon based on the following facts and assumptions:

Net Annualized IRR (Unrealized) represents the net unrealized internal rate of return (“IRR”) calculated using the cash flows of an investment in the OIV calculated from September 3, 2019 (the due date of the OIV’s first capital call) through September 30, 2021.

Net Cumulative Return (Unrealized) represents the net cumulative return of an investment in the OIV from September 3, 2019 (the due date of the OIV’s first capital call) through September 30, 2021.

As of September 30, 2021, the OIV’s paid in capital and committed capital was $32,800,000, distributions were $0, and there were no realized investments. Performance data is net of actual fees and expenses, including a management fee of 1.25% and a quarterly accruing incentive fee of 15%. Organizational and certain operating expenses of the OIV have been voluntarily reimbursed by Alkeon. Such expenses may not be reimbursed in the future, which would negatively affect performance. Future unrealized net IRR, any future realized net IRR and future net cumulative return may vary significantly from the performance shown above.

2

Portfolio company data provided for the OIV was prepared by Alkeon. Number of portfolio companies is measured from the date of the OIV’s first investment in September 2019 through October 14, 2021. “IPOs” represents the number of portfolio companies that have had their initial public offering from September 3, 2019 through October 14, 2021. As of October 14, 2021, the OIV held investments in 28 portfolio companies, 5 of which had IPOs. The OIV portfolio company data is presented for illustration purposes only and is not intended to predict or represent the number of portfolio companies that would be held by the Fund. In addition, the OIV IPO data is also presented for illustration purposes only and is not intended to predict in any way the likelihood that the Fund’s portfolio companies would undergo an IPO. There can be no assurance that any Fund portfolio company would undergo an IPO or any other liquidity event.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OF THE OIV OR THE FUND.
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

B-2

Class A Shares

Statement of
Additional Information
Dated [●], 2022

This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the offering memorandum of Innovation Access Fund (the “Fund”), dated [●], 2022. To obtain a copy of the Fund’s offering memorandum (the "Offering Memorandum"), please call the Fund at [●].

TABLE OF CONTENTS

THE FUND	S-2

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	S-2

INVESTMENT ADVISORY AND OTHER SERVICES	S-5

MANAGEMENT OF THE FUND	S-6

PORTFOLIO MANAGER	S-10

TAX ASPECTS	S-10

PROXY VOTING POLICIES AND PROCEDURES	S-14

GENERAL INFORMATION	S-14

THE FUND

The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund operates as a non-diversified investment company.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Offering Memorandum. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act of 1940 (the “1940 Act”)):

(1) The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund’s investments in U.S. Government Securities (as defined herein), in securities of “Innovation Companies” as defined in the Offering Memorandum (as may be amended from time to time) or in securities of companies in the technology sector (in each case consistent with the principal investment strategy set forth in the Offering Memorandum (as may be amended from time to time).

(2) The Fund will not issue “senior securities” (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (“SEC”) or its staff and as is consistent with the Fund’s investment policies.

(3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

(4) The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5) The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Fund’s Board of Trustees (the “Board”) may adopt and subject to applicable regulatory limitations.

(6) The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. The Fund’s policy with respect to the investment of at least 80% of its assets as described in the Offering Memorandum may not be changed without 60 days’ advance notice to the shareholders.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Offering Memorandum, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Use of Derivatives and Hedging

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund’s investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.

The Fund may enter into derivatives contracts, such as futures, options, swaps and forward contracts, which involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the failure of SilverBay Capital Management LLC, the Fund’s investment adviser (the “Adviser”), to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

The SEC recently adopted rules that change the framework for the permissible use of derivatives and short sales (and other similar transactions that can have a leveraging effect) by the Fund (the “New Derivatives/Short Sale Rule”). The new rules will limit funds’ leverage risk based on value-at-risk (“VaR”) and would generally limit the Fund’s VaR so as not to exceed 200% of the VaR of a designated reference portfolio or 20% of the Fund’s net assets. The Fund must adhere to the New Derivatives/Short Sale Rule by August 19, 2022 and until such adherence, the Fund will continue to adhere to existing SEC and SEC Staff positions governing derivatives, short sales and other leverage creating transactions, to the extent the Fund utilizes such transactions. The New Derivatives/Short Sale Rule may restrict, and/or impose additional costs or other burdens upon, the Fund’s participation in derivative transactions, short sales, and other leverage creating transactions.

Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

The Fund may at times use currency options to hedge against the decline in the value of a currency or to enhance returns. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions for currency options either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk, among others.

Futures Risk. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Swaps Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference (security, index or currency) at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Other Derivatives. In addition to options on securities indices (described above) and the derivative instruments described herein, the Fund may from time to time invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes, such as swaptions, and structured-equity notes. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. Structured-equity notes are specially designed investments whose principal payments or interest payments are linked to the value of an underlying equity asset. The Adviser reserves the right to utilize other derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

●	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

●	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

●	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

●	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with repurchase agreements. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund’s investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. These transactions will be subject to revised restrictions set forth in the New Derivatives/Short Sale Rule (as defined in the Offering Memorandum). However, adherence to such rules is not required until August 19, 2022.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Counterparty Credit Risk

The Fund will be subject to counterparty credit risk with respect to any use of derivatives contracts. If a counterparty to a derivative contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”)), at a meeting held [in person] on [●], 2022, and approved on that date by the then sole shareholder of the Fund. The Adviser is controlled by Alkeon Capital Management, LLC, its sole member (“Alkeon”).

The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under “Fees and Expenses” in the Offering Memorandum and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved [in person] by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on [●], 2022.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days’ written notice; or (ii) the Adviser on 60 days’ written notice to the Fund. The Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act). A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the factors the Board considered will be available in the Fund’s first annual report to shareholders.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of [●]% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

Under the Advisory Agreement, the Fund is also subject to a performance based incentive fee (the “Incentive Fee”) which will be calculated as of the date of each distribution made by the Fund (a “Distribution Date”) and shall be earned on the dollar value of all distributions (whether or not such distributions are reinvested in the Fund) made in excess of the aggregate dollar amount of all capital invested (and reinvested) by investors into the Fund since the Fund’s inception (“Returned Investor Capital”). The Incentive Fee shall equal 20% of distributions in excess of Returned Investor Capital less the aggregate amount of any Incentive Fees previously paid by the Fund. Any Incentive Fees earned as of each Distribution Date shall be paid to the Adviser soon after such Distribution Date. In addition, the Adviser will waive the Management Fee for the first twelve months of the Fund’s operations.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Principal Risk Factors —Incentive Fee Risk” in the Offering Memorandum.) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the oversight of the management and operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Gregory D. Jakubowsky, the president and principal executive officer of the Fund and the Chief Operating Officer of Alkeon, serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board ([66⅔]% of which is represented by Independent Trustees) and that each of the Fund’s critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees
Name and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
[●]	[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]	[●]

* “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Interested Trustee*
Name and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Gregory D. Jakubowsky 1972	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	[Two]	ACAP Strategic Fund (2010 to Present).

The address of each Interested Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

* “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

Compensation of Board Members

Currently, the Independent Trustees are each paid an annual retainer of $[●], $[●] for each board meeting and $[●] for each committee meeting, and are reimbursed by the Fund for travel-related expenses incurred by such Trustees in providing services to the Fund. The Chair of each Committee of the Board is also paid an annual chair fee of $[●]. The Trustees do not receive any pension or retirement benefits from the Fund. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

Board Committees

The Audit Committee of the Board consists of the Independent Trustees of the Fund. The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund’s risk management processes by, among other things, meeting with the Fund’s auditors and overseeing the Fund’s disclosure controls and procedures (including the Fund’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Innovation Access Fund, 350 Madison Avenue, 20th Floor, New York, New York, 10017. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The Independent Trustees have, through their annual self-assessment process, expressed their satisfaction with the current composition of the Board and, in this regard, accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in “Management of the Fund—Independent Trustees”, which was the basis for their selection to the Board. The Independent Trustees also considered that Mr. Jakubowsky is not an Independent Trustee, but recognized that he is a senior officer of Alkeon (the sole member of the Adviser) and serves as a principal officer of the Fund, and, as such, helps foster the Board’s direct access to information regarding the Adviser and the Fund. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee’s professional background and experience.

Equity Securities Owned by Trustees

[As of [●], 2022, none of the Trustees own shares of the Fund or in any other registered investment company overseen by the Trustees within the same Fund complex. As of [●], 2022, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser’s sole member, Alkeon, Breakwater Group Distribution Services, LLC or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.]

Fund Officers

In accordance with the Fund’s amended and restated declaration of trust, the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky 1972	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	[Two]

[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

PORTFOLIO MANAGER

The following table provides information regarding accounts other than the Fund managed by the Fund’s principal portfolio manager, Mr. Panayotis (“Takis”) Sparaggis (the “Portfolio Manager”), as of [●], 2022:

Registered Investment Companies Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[●]	[●]	[●]	[●]

Pooled Investment Vehicles Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[●]	[●]	[●]	[●]

Other Accounts Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
-	-	-	-

Portfolio Manager Compensation

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

[As of [●], 2022, the Portfolio Manager did not own directly any shares of the Fund. (This does not take into account the Portfolio Manager’s position as controlling principal of the Adviser’s sole member.)]

Control Persons and Principal Holders of Securities

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. The below table shows all persons or entities who “controlled” the Fund or who owns of record or beneficially 5% or more of any class of the Fund’s shares as of [●], 2022.

Shareholder Name/Address	Percentage of Total Outstanding Class A Shares of the Fund
[●]	[●]

Management Ownership

As of the date of this SAI, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of the Fund, and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in the Adviser.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. The Fund does not expect to utilize brokerage transactions frequently, due to the nature of the Private Investments in which the Fund seeks to invest. In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

CODE OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. (See “Conflicts of Interest” in the Offering Memorandum.) These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

TAX ASPECTS

The following is a general summary of certain material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Offering Memorandum do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and
●	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. No miscellaneous itemized deductions are allowed for any taxable year beginning after 2017 and before 2026. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and

(vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a “passive foreign investment company” may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund’s income available for distribution.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder’s holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the distribution is made, which, except for return of capital distributions, typically occurs at the end of November.

 Disposition of Shares

A shareholder will recognize a gain or loss on the disposition of shares (including on liquidation of the Fund) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares disposed of and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund’s automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

 Exchange of Shares

If the Multi-Class Order (as defined in the Offering Memorandum) is granted and an eligible exchange of shares of one class of shares of the Fund for shares of another class of shares of the Fund is conducted, such exchange will generally not be a taxable event for U.S. federal income tax purposes.

Tax on Net Investment Income

Individuals, estates and trusts are subject to a tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.* Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this tax.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% (24% for taxable years 2018 through 2025) on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder.

Basis information and gross proceeds of the disposition of shares disposed of will be reported to the IRS and furnished to shareholders, as well as whether such shares had a short-term or long-term holding period. The Fund, to the extent permitted by a shareholder’s Selling Agent, will allow shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the average basis method will be used as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

____________________

* The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at [●] and (ii) at the SEC’s website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interests by following ISS’ recommendations in such circumstances (unless directed otherwise by a client).

GENERAL INFORMATION

Independent Registered Public Accounting Firm

[●], located at principal business address [●], serves as the Fund’s independent registered public accounting firm, providing audit and tax services.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, located at principal business address 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund’s legal counsel.

Custodian

[●], located at principal business address [●], serves as the Fund’s custodian.

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:

Not applicable.

25(2)	Exhibits

	(a)(1)	Certificate of Trust, dated January 18, 2022, filed herewith.

	(a)(2)	Agreement and Declaration of Trust.*

	(b)	By-laws of Registrant.*

	(c)	Not Applicable.

	(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.

	(e)	Not Applicable.

	(f)	Not Applicable.

	(g)	Investment Advisory Agreement between the Registrant and SilverBay Capital Management LLC (the "Adviser").*

	(i)	Not Applicable.

	(j)	Form of Custodian Services Agreement between the Registrant and [●] (the “Custodian”).*

	(k)(1)	Form of Administration and Accounting Services Agreement between the Registrant and [●] (the “Administrator”).*

	(k)(2)	Power of Attorney.*

	(k)(3)	Expense Limitation and Reimbursement Agreement between the Registrant and the Adviser.*

	(m)	Not Applicable.

	(p)	Form of Agreement Regarding Provision of Initial Capital.*

	(q)	Not Applicable.

	(r)(1)	Code of Ethics of the Registrant.*

	(r)(2)	Amended Joint Code of Ethics of the Adviser and Alkeon Capital Management, LLC (“Alkeon”).*

	(r)(3)	Amended Code of Ethics of the Distributor.*

*	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expense, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Blue sky fees and expenses	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing and engraving	$*
Miscellaneous	$*
Total	$*

*	To be provided by amendment.

Item 28. Persons Controlled By or Under Common Control

To be provided by amendment.

Item 29. Number of Holders of Securities*

The following table sets forth the approximate number of record holders of the Registrant's shares as of [●], 2022:

		Number	of
Title	of	Record
Class		Holders
Class A Shares		[●]

*	To be provided by amendment.

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in Part A and B of this registration statement. Additional information can be found in the Form ADV of the Adviser and Alkeon, as filed with the SEC (SEC File No. 801-70549 and 801-60773, respectively), and are incorporated herein by this reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of [●].

Item 33. Management Services

Except as described or in the SAI under the caption "Investment Advisory and Other Services," the Registrant is not a party to any management service related contract.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 10th day of March, 2022.

INNOVATION ACCESS FUND

By:	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky
Initial Trustee

EXHIBIT INDEX
Exhibits	Description

(a)(1)	Certificate of Trust.